TEAM
FINANCIAL GROUP, INC. (Lessor)

Lease No.: 523855
Lessee: Nano Magic LLC

LEASE AGREEMENT by and between Nano Magic LLC, a(n) Ohio LLC with its principal office at 31601 Research Park Dr Madison Heights, MI 48071, as Lessee, and TEAM FINANCIAL GROUP, INC., a Michigan Corporation with its principal office at 650 Three Mile Road NW, Suite 200, Grand Rapids, MI 49544, as Lessor.

DESCRIPTION OF EQUIPMENT: See Schedule A

SUPPLIER OF EQUIPMENT: Accutek Packaging Equipment Companies Inc.

LOCATION: The equipment described above shall be located at 31601 Research Park Dr. Madison Heights, MI 48071 and may not be removed without Lessor permission.

TERM/RENTALS: Rentals will begin on the acceptance date and will be paid monthly in arrears on the corresponding date thereafter. Origination fee is due with first payment.

Term (Months)	Number of Payments	Rental Amount	Sales Tax	Total Payment	Security Deposit	Payments Due at Signing	Origination Fee	Total Due at Signing
48	48	$2,135.00	$0.00	$2,135.00	$0.00	0	$350.00	$0.00

END OF LEASE OPTIONS: Subject to Lessee having duly performed all of the terms and conditions of the lease between Lessee and Lessor, the Lessee shall choose one of the following options at the end of the term.

1. Lessee may buy equipment described in said lease for $1.

THE TERMS AND CONDITIONS OF THE LEASE ARE ATTACHED HEREOF AND ARE INCLUDED IN, AND MADE PART OF THIS LEASE. LESSEE HAS READ AND UNDERSTOOD ALL OF THESE TERMS AND CONDITIONS OF THIS LEASE. THIS IS A NON-CANCELABLE LEASE FOR THE TERM INDICATED ABOVE.

IN WITNESS WHEREOF, LESSEE EXECUTED THIS LEASE AS OF THE ________ DAY OF ____________________, _________

LESSEE: Nano Magic LLC

BY: CEO
Authorized Signature and Title

TOM J. BERMAN
Print or type full name

LESSOR: Team Financial Group, Inc.

BY: ____________________
Matt Maczka, President

PERSONAL GUARANTEE

To induce Lessor to enter into the foregoing Lease, the undersigned unconditionally guarantee(s) to Lessor the prompt payment when due of all the Lessee's obligations to Lessor under the Lease. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the undersigned. The undersigned agree(s) to pay all attorney's fees and other expenses incurred by Lessor by reason of default by Lessee or the undersigned. The undersigned waive(s) notice of acceptance hereof, and of all other notices or demands of any kind to which the undersigned may be entitled. The undersigned consent(s) to any extensions or modifications granted to Lessee and the release and /or compromise of any obligations hereunder. The "termination date" and the "maximum aggregate liability" of the undersigned are as provided above. Subject thereto, this is a continuing guaranty and shall not be discharged or affected by any cause or circumstance, including without limitation, death of the undersigned (or any of them if there is more than one), and shall be discharged only by the complete performance of all of Lessee's obligations under the Lease. This Guaranty binds the heirs, administrators, representatives, successors and assigns of the undersigned and may be enforced by or for the benefit of any assignee or successor of Lessor. The undersigned consent(s) to the jurisdiction and venue provisions of the Lease stated above, as if references to "Lessee" were references to the undersigned. If there is more than undersigned, they shall be liable jointly and severally.

Date	Print Name	Signature
	Not Applicable	X
		X

EQUIPMENT DELIVERY

On this date ______________ physical possession was taken at our location of the first piece of equipment. Initials __________

ACCEPTANCE

I, acting on behalf of the Lessee named above, acknowledge that I have personally inspected all Items of Equipment described in the Lease (or if designated above, the Schedule). The Equipment has been received, inspected and installed to Lessee's satisfaction and is complete, operational and in good condition and working order and satisfactory in all respects and conforms to all specifications in the Lease and the Supply Contract. Lessee hereby accepts the Equipment and acknowledges that the Lease (or Schedule, as the case may be) begins on the Date of Acceptance stated below and is NON-CANCELABLE, ABSOLUTE AND IRREVOCABLE. I understand that Lessor will, and Lessee hereby authorizes Lessor to, purchase the Equipment in reliance on this Acceptance Certificate. The term of the Lease (or Schedule) begins on the Date of Acceptance and Lessee's rent will start accumulating rent on such date. I am authorized to sign this Acceptance Certificate on behalf of Lessee. Capitalized terms used herein shall have the meanings assigned to them in the Lease, except, as the context shall require.

Date	Print Name	Signature

TERMS AND CONDITIONS OF LEASE:

1. LEASE OF EQUIPMENT: Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Equipment described above and on any Schedule which may from time to time be made a part hereof (herein with all replacements, repairs, additions, substitutions and accessories called "Equipment") on the terms and conditions and for the term set forth on the face and reverse side hereof or on any Schedule hereto.

2. TERM AND RENT: This Lease shall be for the term stated above or on any Schedule, commencing on the Lease Acceptance Date. The Term shall continue until all obligations of Lessee under the Lease have been fully performed. Lessee agrees to pay the total rent for the Term, which shall be the total amount of all rental payments stated herein or in any Schedule, plus such additional rentals as may arise. Advance rentals and security deposits, if any, as may be provided above or on any Schedule, shall be payable by Lessee upon the execution of the Lease by Lessee. Unless otherwise provided herein, the monthly payments shall begin on the acceptance date and payable on the corresponding day of each month thereafter until the total rent and all other obligations of Lessee shall have been paid in full.

3. NET LEASE; TAXES: Lessee intends the rental payments hereunder to be net to Lessor. Lessee shall pay directly, or to Lessor, all license fees, registration fees, assessments and taxes which may now or hereafter be imposed upon the ownership, sale (if authorized), possession or use of the Equipment, excepting only those based on Lessor's income and shall keep the Equipment free and clear of all levies, liens or encumbrances arising therefrom. Lessee shall make all filings as to and pay when due, all tax directly, and, within not more than 60 days after the due date of such filing, send Lessor a confirmation of such filing. If Lessee fails to pay any of said fees, assessments or taxes, Lessor shall have the right, but not the obligation, to pay the same and such amount, including penalties and costs, shall be repayable to Lessor with the next installment of rent and if not so paid, shall be the same as failure to pay any installment of rent due hereunder. Lessor shall not be responsible for contesting any valuation or tax imposed on the Equipment but may do so strictly as an accommodation to Lessee and shall not be liable or accountable therefor.

4. LEASE IRREVOCABILITY: Lessee agrees that its obligations under this Lease are absolute and shall continue in full force and effect regardless of any disability of Lessee to use the Equipment or any part thereof because of any reason including, but not limited to, war, act of God, governmental regulations, strike, loss, damage, destruction, obsolescence, failure or delay in delivery, failure of the Equipment to properly operate, or any other cause and that its obligations shall not abate due to any claim or setoff against Lessor. If Lessee cancels this Lease prior to delivery or acceptance of the Equipment, Lessee shall pay to Lessor in addition to any advance rental payment and security deposit: (a) the value (at cost) of all Equipment ordered or purchased by Lessor prior to Lessee's cancellation, (b) all of Lessor's out-of-pocket expenses, including interest costs, and (c) a sum equal to 2% of the total rents for the term as liquidated damages, the exact sum of which would be extremely difficult to determine, to reasonably compensate Lessor for credit review, documentation preparation, ordering Equipment and other expenses. Lessee represents and warrants that all credit and financial information submitted to Lessor herewith or at any other time is true and correct.

5. WARRANTY INFORMATION: NO WARRANTIES BY LESSOR, DISCLAIMER OF IMPLIED WARRANTIES AND WAIVER OF DEFENSES: LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT LISTED HEREUNDER PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE. LESSOR, NEITHER BEING THE MANUFACTURER, SUPPLIER, NOR A DEALER IN THE EQUIPMENT, MAKES NO WARRANTY, EXPRESSED OR IMPLIED, TO ANYONE, AS TO THE SUITABILITY, DURABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP. LESSOR FURTHER DISCLAIMS ANY IMPLIED WARRANTIES OF ANY KIND WITH RESPECT TO THE EQUIPMENT INCLUDING THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR USE OR PURPOSE AND AS TO LESSOR AND ITS ASSIGNS, LESSEE LEASES THE EQUIPMENT "AS IS". LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT RECOMMENDED THE SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST OR SERVICE THE EQUIPMENT, ALL OF WHICH LESSEE SHALL PERFORM, OR CAUSE THE SAME TO BE PERFORMED BY QUALIFIED THIRD PARTIES. LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE OR OTHERS FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT HOWEVER ARISING, OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIR, SERVICE OR ADJUSTMENT THERETO. NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER OR OTHERS SHALL BE BINDING ON LESSOR NOR SHALL THE BREACH OF SUCH RELIEVE LESSEE OF, OR IN ANY WAY AFFECT, ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREIN. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE A CLAIM ON ACCOUNT THEREOF AGAINST SUPPLIER, AND ANY OF SUPPLIER'S VENDORS. Lessor hereby assigns to Lessee, solely for the purpose of prosecuting such a claim, all of the rights which Lessor may have against Supplier and Suppliers of vendors for breach of warranty or other representations respecting the Equipment, regardless of cause and, Lessee will not assert any claim whatsoever against Lessor for loss of anticipatory profits or any other indirect, special or consequential damages, nor shall Lessor be responsible for any damages or costs which may be assessed against Lessee in any action for infringement of any United States Letters Patent. Lessor makes no warranty as to the treatment of this Lease for tax or accounting purposes notwithstanding any fees which may be paid by Lessor to Supplier or any agent of Supplier. Lessee understands and agrees that neither Supplier nor any agent of Supplier is an agent of Lessor or is authorized to waive or alter any term or condition of this Lease.

6. ORDERING EQUIPMENT: Lessor shall order Equipment from Vendor pursuant to its purchase order. Lessee shall arrange for delivery of Equipment so that it can be accepted in accordance with the terms hereof within 90 days after the date hereof. Lessee hereby authorizes Lessor to insert the serial numbers and other identification data of Equipment when determined by Lessor.

7. TITLE; PERSONAL PROPERTY; LOCATION: Lessee shall at all times retain title to the Equipment. All documents of title and evidences of delivery shall be delivered to Lessor. Lessee shall at its expense protect and defend Lessor's lien against all persons claiming against or through Lessee, at all times keeping the Equipment free from any legal process or encumbrances whatsoever, including but not limited to liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor against any loss caused thereby. Lessee shall not so affix the Equipment to realty so as to change its nature to real property and agrees that the Equipment shall remain personal property at all times regardless of how attached or installed. Lessee shall keep the Equipment at the location shown hereon or any Schedule, and shall not remove the Equipment without the prior written consent of Lessor.

8. CARE AND USE: Lessee shall maintain the Equipment in good operating condition, repair and appearance and protect the same from deterioration, other than normal wear and tear; shall use the Equipment in the regular course of its business only, within its normal capacity, without abuse and in a manner contemplated by the manufacturer and shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment. Modifications, alterations or additions to the Equipment shall not be made without the written consent of Lessor, which shall not be unreasonably withheld. Modifications, repairs, alterations, additions, operating accessories and controls shall become a part of the leased Equipment, subject to this Lease and the property of Lessor. Lessor has the right, during business hours, subject to applicable law, to enter upon the premises where the Equipment is located to inspect, observe or remove the same, as provided herein or otherwise protect Lessor's interest. Lessee shall maintain and service the leased Equipment under service and maintenance agreements provided by the Manufacturer, if available, or other service and maintenance acceptable to Lessor.

9. LOSS AND DAMAGE: Lessee hereby assumes and shall bear the entire risk of loss and damage to the Equipment from any and every cause whatsoever. No loss of or damage to Equipment or any part thereof shall impair any obligation of Lessee under this Lease, which shall continue in full force and effect. If the Equipment or any item thereof is determined by Lessor to be lost, stolen, destroyed or damaged beyond repair, Lessee shall immediately pay Lessor therefor in cash an amount equal to the aggregate amount of unpaid Rent.

10. INSURANCE: Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the aggregate amount of unpaid total rental for the balance of the term of this Lease, provided that the amount of such insurance shall be sufficient so that neither Lessor nor Lessee will be considered a co-insurer. Lessee also shall carry public liability insurance, both personal injury and property damage, covering the Equipment. All such insurance shall be in form and with companies satisfactory to Lessor. All insurance for loss or damage shall provide that losses, if any, shall be payable to Lessor, and all such liability insurance shall be in the joint names of Lessor and Lessee. Lessee shall pay the premiums for such insurance and deliver to Lessor the policies of such insurance or duplicates thereof, or other evidence satisfactory to Lessor of the insurance coverage required hereunder. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that it will give Lessor 30 days' prior written notice of the effective date of any alteration or cancellation of such policy. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy. Lessee is liable for any deficiency after application of insurance proceeds.

X Initials ______

11. ASSIGNMENT: LESSEE SHALL NOT ASSIGN THIS LEASE OR ANY INTEREST THEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. ANY SUCH ATTEMPTED ASSIGNMENT SHALL BE VOID. Lessor's right, title and interest in and to this Lease and the Equipment may be transferred and assigned by Lessor without notice to Lessee, and Lessor's assignee shall have all rights, powers, privileges and remedies of Lessor hereunder, free from any defenses, counterclaims or offsets of any kind or nature whatsoever, however arising. Any such assignee shall not be obligated to perform any obligation of Lessor hereunder or of any supplier of the Equipment. Lessee agrees not to assert against Lessor any counterclaim or offset in any action brought by Lessor. Lessee agrees that payment of rentals and other sums hereunder, in the event of assignment, shall constitute a direct, independent and unconditional obligation of Lessee to such assignee, and Lessee further agrees to hold such Equipment for and on behalf of such assignee. Upon Lessor's request, Lessee will acknowledge to any assignee, receipt of Lessor's notice of assignment.

12. PAST DUE PAYMENTS: If Lessee shall fail to make any payments required under this lease within ten (10) days from the date said payment is otherwise due, Lessee shall pay to Lessor on demand, as a late charge an amount equal to five percent (5%) of each installment of rent which remains overdue or $25.00, whichever is greater, as liquidated damages occasioned by such delay. All advances made by Lessor to preserve the Equipment or to pay insurance premiums or to discharge and pay any taxes, fees, penalties, liens or encumbrances thereon shall be added to the unpaid balance of rentals due hereunder and shall be repayable by Lessee to Lessor immediately together with interest thereon at the rate of eighteen percent (18%) per annum until paid, or the highest rate permitted by law, whichever is less. A returned check or insufficient funds ("NSF") fee of $30.00 will be charged to Lessee for Lessor's time and expense incurred with respect to a check that is returned for any reason, including, but not limited to, a check returned for insufficient funds or uncollected funds which charge is stipulated and agreed to be the greater of thirty dollars ($30.00) or the actual bank charges incurred by Lessor, plus any amounts allowed by law.

13. DEFAULT AND REMEDIES: If any one of the following events shall occur: (a) Lessee fails to pay any rent or any other payment hereunder when due; or (b) Lessee fails to perform any of the terms, covenants or conditions of this Lease after ten (10) days' written notice; or (c) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (d) a receiver, trustee, conservator or liquidator of Lessee or all or a substantial part of its assets is appointed with or without the application or consent of Lessee; or (e) a petition is filed by or against Lessee under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws providing for the relief of debtors. Lessor may, to the extent permitted by applicable law, exercise any one or more of the following remedies: (i) declare the entire unpaid balance of rent for the unexpired term of the Lease or any Schedule thereto immediately due and payable and to similarly accelerate the balances due under any other leases between Lessor and Lessee without notice or demand; (ii) sue for and recover all rents, and other monies due Lessor and the present value of the unpaid balances of rent for the unexpired term of the Lease, but only to the extent permitted by law; (iii) charge Lessee interest on all monies due Lessor from and after the date the same is due at the rate of one and one-half (1 ½%) percent per month until paid but in no event more than the maximum rate permitted by law; (iv) require Lessee to return all Equipment, at Lessee's expense, to a place reasonably designated by Lessor or to recover possession of any or all items of Equipment without demand or notice, wherever same may be located, disconnecting and separating all such Equipment from any other property with or without any court order or pre-taking hearing, it being understood that facility of repossession in the event of default is a basis for the financial accommodation reflected by the Lease. Lessee hereby waives any and all damages occasioned by such retaking. Lessor may, at its option, use, ship, store, repair or lease all Equipment so recovered and sell or otherwise dispose of any such Equipment at a private or public sale. Lessor may expose and resell the Equipment at Lessee's premises at reasonable business hours without being required to remove the Equipment. Lessee shall also be liable for and shall pay to Lessor all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossessing, storing, shipping, repairing, and selling the Equipment, and Lessor's reasonable attorneys' fees. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired lease term and owing to such difficulty agree that the provisions of this paragraph represent an agreed measure of damages and are not to be deemed a forfeiture or penalty. All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the term of this Lease. A waiver of default shall not be a waiver of any other or subsequent default. If this Lease is determined to be subject to any laws limiting the amount chargeable or collectible by Lessor then Lessor's recovery shall in no event exceed the maximum amounts permitted by law.

14. FURTHER ASSURANCES: Lessee agrees to deliver to Lessor, its successors and assigns, upon request of Lessor, such interim or annual financial statements, certificates, acknowledgements, consents, and any other instruments, all in form and substance satisfactory to Lessor which Lessor may, in its sole discretion, determine to be necessary or proper to confirm any or all of the representations and agreements made by Lessee hereunder or to facilitate the assignment by Lessor of its right, title and interest to the Equipment, this Lease or the Rent. LESSEE HEREBY APPOINTS LESSOR OR ITS ASSIGNEE ITS TRUE AND LAWFUL ATTORNEY IN FACT TO EXECUTE ON BEHALF OF LESSEE ALL UNIFORM COMMERCIAL CODE FINANCING STATEMENTS WHICH, IN LESSOR'S DETERMINATION, ARE NECESSARY TO SECURE LESSOR'S INTEREST IN SAID EQUIPMENT IN ALL JURISDICTIONS WHERE SAID EQUIPMENT IS OR WILL BE LOCATED.

15. INDEMNITY: Lessee shall indemnify, protect and save and keep harmless the Lessor, its agents, servants, successors and assigns from and against all losses, damages, injuries, claims, demands and expenses, including legal expenses, of whatsoever nature, arising out of the use, condition (including but not limited to, latent and other defects and whether or not discoverable by it), or operation of any item of Equipment, regardless of where, how and by whom operated; or, in the event Lessee shall be in default hereunder, arising out of or resulting from the condition of any item of Equipment sold or disposed of after use by Lessee. Lessee shall be liable for the expenses of the defense of the settlement of any suit or suits or other legal proceedings brought to enforce all such losses, damages, injuries, claims, demands and expenses, and shall pay all judgments entered in any such suit or suits or other legal proceedings, if the defense or settlement of any such action is tendered by Lessor. The indemnities and assumptions of liabilities and obligations herein provided for shall continue in full force and effect notwithstanding the cancellation or termination of this Lease, whether by expiration of time, by operation of law, or otherwise. Lessee is an independent contractor and nothing contained in this agreement shall authorize Lessee or any other person to operate any item of Equipment so as to incur or impose any liability or obligation for or on behalf of Lessor.

16. GOVERNING LAW; JURISDICTION AND VENUE: This Lease shall be binding when accepted in writing by an officer of Lessor in the State of Michigan and shall be governed by the laws of the State of Michigan, provided, however, in the event this Lease or any provision hereof is not enforceable under the laws of the State of Michigan then the laws of the state where the Equipment is located shall govern. Lessee consents to the personal jurisdiction of the Federal District of competent jurisdiction or any state court within Michigan with respect to any action arising out of this Lease or the Equipment, provided, however, Lessor may, in its sole discretion, enforce this Lease in any state having lawful jurisdiction thereof.

17. NOTICES; MISCELLANEOUS: All notices and consents shall be in writing and shall be deemed given when sent via air courier, when mailed, certified mail, return receipt requested, postage prepaid, to the address of the party to whom intended set forth on the face of this Lease or to such other address as such party shall have designated by notice in writing to the other party. This Lease, consisting of the foregoing and the reverse side hereof, constitutes the entire agreement among the parties and may not be changed or cancelled orally, but only in writing signed by the party to be charged. This Lease shall be binding upon the successors and assigns of the parties. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability or any other provision hereof. If more than one Lessee is named in the Lease, the liability for each shall be joint and several. Whenever in this Lease the word "Lessee" is used, it shall be deemed to apply to any corporation, partnership or individual, in either singular or plural sense.

X Initials _______

TEAM
FINANCIAL GROUP, INC. (Lessor)

Lease No.: 523855

August 6, 2020

Nano Magic LLC
31601 Research Park Dr
Madison Heights, MI 48071

RE: Personal Property on Conditional Sale Leases ($1.00 Purchase Option)

Thank you for choosing Team Financial Group for your leasing needs. Your new lease is a conditional sale or a $1.00 purchase option where at the end of the lease you will purchase the equipment for a dollar plus any outstanding charges. As provided in your equipment lease this letter is to inform you that you will be responsible for reporting the equipment on this conditional sale lease as owned equipment (not leased) for Michigan Personal Property Tax and paying the personal property taxes to your local jurisdiction. If Team Financial Group is contacted by your jurisdiction concerning personal property taxes, you will provide proof that the personal property taxes were paid timely to your jurisdiction. If for any reason you have not paid the personal property tax, you agree to reimburse us for any taxes paid on the equipment you are leasing plus a service fee equal to 10% of the tax submitted for remitting the personal property tax.

Please sign below stating that you will report the equipment on your personal property tax return. If you should have any questions, please contact the tax department, (616) 735-2393.

Thank You,

Team Financial Group Services, Inc.
Tax Department

I understand that I have the responsibility of reporting and remitting personal property taxes to the proper jurisdiction on the $1.00 purchase option lease.

X [signature] CEO
Title

X 8/10/20
Date

TEAM
FINANCIAL GROUP, INC.

Phone: (616) 735-2393
Fax: (616) 735-2392
Email: info@teamfinancialgroup.com

SCHEDULE A

Lessee: Nano Magic LLC

Attached hereto and made part of Lease #: **523855**

Quantity	Serial No.	Description / Equipment Location
1	____________	50-BOA-000 Accutek Bottle Orientor / Unscrambler This unit automatically orients and places empty containers onto a conveyor System
1		26-ST45-SA0 Sanitary Conveyor Assembly - 4 1/2" wide stand alone Sanitary Style Conveyor Assembly. Includes Heavy duty S.S. Frame washdown motor pkg. variable Speed Controller.
1		00-550-000 Auto Series Pinch Filler - Sales Assembly. Accutek Auto Pinch Series Filler This unit is a automatic (6 to 8 head) timed flow volumetric filler, with a stainless steel frame variable speed drive conveyor, A.B.I. (Automatic Bottle Indexing) unit, Pump, surge tank, and a heavy duty stainless steel frame. Features include: no bottle no fill, fill and drip delays, all fill, step fill and bottle counter.
1		52-DAP-25T Pump 1/4" NPT fluid connections - Air driven Diaphragm pump. Polypropylene body, Teflon diaphragm, and Teflon Checks and Check Seats.
1		64-LRG-102 Liquid Regulator, Stainless Steel body with fluorocarbon seals. Used on a Mini Pinch. Used to control flow volume at smaller fill sizes.
1		52-PCA-064 64oz Pump Cart Assembly - This assembly utilizes a Heavy duty S.S. cart, Selectable Controller, and Selectable Pump to provide a fluid transfer solution that is custom build for the specific application.
1		26-ST45-SA0 Sanitary Conveyor Assembly - 4 1/2" wide stand alone Sanitary Style
1		22-001-000 Accutek Semi-Automatic Spindle Capper. A spindle Cap tightener with 6 spindles and a heavy duty stainless steel frame.
1	____________	24-PSA-108 Labelette PSA-108 Automatic Single Head 8" labeler with bottle spacer - (1) each 8" Max height label heads-6 ft x 6" stainless steel variable speed drive conveyor system - Heavy Duty Stainless steel frame.
1		28-048-ACA Turntable - 48" Diameter accumulation turntable

Date 8/10/20

Initials TJB

MICHIGAN SALES AND USE TAX CERTIFICATE OF EXEMPTION

This certificate is invalid unless all four sections are completed by the purchaser.

Section 1: Check one of the following:

- ☒ One time purchase.
- ☐ Blanket certificate

The purchaser hereby claims exemption on the purchase of tangible personal property and selected services made from the vendor listed below. This certifies that this claim is based upon the purchaser's proposed use of the items or services, OR the status of the purchaser.

Section 2: Items covered by this certificate:

- ☒ All Items purchased
- ☐ Limited to the following items: ______________________________

Section 3: Basis for exemption claim. Check one of the following:

- ☐ For Resale at Retail. Enter Sales Tax License Number: ____________________
- ☒ For Lease. Enter Use Tax Registration Number: ____________________

The following exemptions DO NOT require the purchaser to provide a number:

- ☐ For Resale at wholesale
- ☐ Agricultural Production. Enter percentage: _____%
- ☒ Industrial Processing. Enter percentage: 100 %
- ☐ Church, Government Entity, Nonprofit School, or Nonprofit Hospital (Circle type of organization)
- ☐ Nonprofit Internal Revenue Code Section 501(c)(3) or 501(c)(4) Exempt Organization (must provide IRS authorized letter with this form)
- ☐ Nonprofit Organization with an authorized letter issued by the Michigan Department of Treasury prior to June 1994 (must provide copy of letter with this form)
- ☐ Rolling Stock purchased by an Interstate Motor Carrier
- ☐ Direct Mail (delivered to multiple taxing jurisdictions - purchaser assumes tax payment obligation)
- ☐ Other (explain): ______________________________

Section 4: Certification:

I declare, under penalty of perjury, that the information on this certificate is true, that I have consulted the statutes, administrative rules and other sources of law applicable to my exemption, and that I have exercised reasonable care in assuring that my claim of exemption is valid under Michigan law. In the event this claim is disallowed, I accept full responsibility for the payment of tax, penalty and any accrued interest, including, if necessary, reimbursement to the vendor for tax and accrued interest.

Lease No.: 523855

Purchaser:

Nano Magic LLC

31601 Research Park Dr

Madison Heights, MI 48071

[signature] CEO

Authorized Signature Title

Tom J. Berman 8/10/20

Printed Name Date

TEAM
FINANCIAL GROUP, INC.

Phone: (616) 735-2393
Fax: (616) 735-2392
Email: info@teamfinancialgroup.com

LEASE CLOSING

INSURANCE

Insurance Company Name ☒ GALLAGHER
Insurance Company Contact ☒ Peter Gianopolis
Insurance Company Phone Number ☒ (248) 758-1023

FED ID NUMBER ____________________

(10% & FMV Leases)

LOCAL TOWNSHIP ____________________

COUNTY ____________________

INVOICE INFO
(If different than lease)

Billing Address ____________________

City, State Zip ____________________

Attn: ____________________

TEAM
FINANCIAL GROUP, INC.

ACH DEBIT AGREEMENT

As an added convenience for our customers, ***Team Financial*** offers the option to automatically debit your monthly lease payment from your business checking account from any financial institution. It takes up to 30 days to set up your lease payments to automatically debit and the payment **must** be debited from your **checking account**. Payments due on a non-business day will be automatically debited the first business day following your payment due date. Please complete the form below and return to us with your Lease Agreement, via fax (616-735-2392) or mail to us at 650 Three Mile Rd NW, Suite 200, Grand Rapids, MI 49544. Also include a copy of your Deposit Ticket.

We appreciate your business and hope you will continue to think of Team Financial Group for your equipment financing needs. You may contact us at 616-735-2393 or 888-607-8326 if you have any questions.

AUTHORIZATION AGREEMENT FOR DIRECT PAYMENTS (ACH DEBITS)

I (we) hereby authorize ***Team Financial Group, Inc.***, to initiate debit entries to my (our) **Business Checking Account** indicated below at the financial institution named below. I (we) acknowledge that the origination of ACH transactions to my (our) account must comply with the provisions of U.S. law.

Financial Institution____________________ Branch____________________

City__________________________ State______ Zip____________

Routing Number____________________ Account Number________________
(Must be Checking Account)

Payment Amount________ Payment Due Date________ Beginning On____________
(Require 30 days to set up ACH)

Company Name__________________ Name(s)____________________
(Please Print)

____

Date________________________ Signature______________________

Lease No.____________ ____________________

NOTE: DEBIT AUTHORIZATIONS MAY BE TERMINATED BY SENDING WRITTEN NOTIFICATION 30 DAYS IN ADVANCE.